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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                                     FORM 8-K



                                  CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               January 15, 1998




                              Washington Bancorp
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      (Exact name of registrant as specified in its charter)



       Iowa                       0-25076                   42-1446740
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(State or other              (Commission File No.)           (IRS Employer
 jurisdiction of                                           Identification
 incorporation)                                                 No.)



102 East Main Street, Washington, Iowa                         52353
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  (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (319)653-7256
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                                        N/A
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  (Former name or former address, if changed since last report)




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Item 2.   Acquisition or Disposition of Assets.

     On January 27, 1998, Washington Bancorp ("Washington"), an Iowa corporation and the holding company for Washington Federal Savings Bank (the "Bank"), issued the press release included as Exhibit 99 to this Report and incorporated by reference herein announcing the completion on January 15, 1998 of Washington's acquisition of Rubio Savings Bank of Brighton ("Rubio"). The acquisition was effected through the merger into Rubio of an Iowa-chartered interim bank, with Rubio being the surviving corporation and becoming a wholly owned subsidiary of Washington (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Reorganization, dated as of June 24, 1997, by and between Rubio and Washington. A copy of the Merger Agreement is included as Exhibit 2 to this Report and is incorporated by reference herein.

     Each holder of the common stock of Rubio, par value $100.00 per share ("Rubio Common Stock"), will receive $2,334.00 in cash for each share of Rubio Common Stock held. Based on the 2,000 outstanding shares of Rubio Common Stock the total consideration paid by Washington was approximately $4.7 million in cash. Washington financed the acquisition of Rubio with existing cash.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

               It is impracticable, as of the date hereof, to provide the financial statements required by Form 8-K. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but in any event not later than March 31, 1998.

     (b)  Pro forma financial information.

               It is impracticable, as of the date hereof, to provide the pro forma financial information required by Form 8-K. Such pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but in any event not later than March 31, 1998.

     (c)  Exhibits.

          2 Agreement and Plan of Reorganization, dated as of June 24, 1997, by and among Rubio and Washington.

                         99   Press Release of Washington, dated January 27,
                              1998.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WASHINGTON BANCORP



Date: January 30, 1998              By:   /s/ Stan Carlson
                                          -----------------------------------
                                          Stan Carlson
                                          President and Chief
                                           Executive Officer
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                                 EXHIBIT INDEX


   Exhibit                                                     Sequential
   Number                         Description                    Page No.


     2            Agreement and Plan of Merger, dated as
                  of June 24, 1997, by and among Rubio and Washington.

     99           Press release of Washington, dated
                  January 27, 1998.